                        COMMON STOCK PURCHASE AGREEMENT


          THIS COMMON STOCK PURCHASE AGREEMENT (the "Agreement") is made this 29th day of April, 1994, between The Pep Boys - Manny, Moe & Jack, a Pennsylvania corporation (the "Seller" or the "Company"), and First Fidelity Bank, National Association, not in its individual or corporate capacity, but solely in its capacity as trustee (the "Trustee") of The Pep Boys - Manny, Moe & Jack Flexitrust (the "Trust", which is hereinafter sometimes referred to as the "Purchaser") under a trust agreement between the Seller and the Trustee dated as of April 29, 1994 (the "Trust Agreement").

                             W I T N E S S E T H:

          WHEREAS, as contemplated by the Trust Agreement, the Purchaser is to purchase, from time to time, from the Seller, and the Seller is to sell, from time to time, to the Purchaser, shares of the Seller's Common Stock, par value $1.00 per share (the "Company Stock") having a value of up to $75,000,000, all as more specifically provided herein.

          NOW, THEREFORE, in consideration of the mutual covenants and undertakings contained herein, and subject to and on the terms and conditions herein set forth, the parties hereto agree as follows:

                                   ARTICLE I

                          PURCHASE AND SALE OF SHARES

          1.1 Purchase and Sale. Subject to the terms and conditions set forth herein, the Seller will issue or sell to the Purchaser, from time to time, and the Purchaser will purchase from the Seller, from time to time, up to $75,000,000 of Company Stock, pursuant to the procedures set forth in this
Article I. The Company Stock may be (i) previously authorized but unissued Company Stock (the "New Shares") or (ii) Company Stock which the Seller has purchased or purchases, from time to time, on the open market or otherwise (the "Repurchased Shares").

     (a) New Shares. The purchase price for the New Shares shall be an amount equal to the average closing price of the Company Stock for the five trading days immediately preceding the First Closing (defined in Section 1.2(a)) or each Subsequent Closing (defined in Section 1.2(b)), as the case may be, as reported in The Wall Street Journal (the "Average Market Price").

     (b) Repurchased Shares. The purchase price for the Repurchased Shares shall be the purchase price paid by the Seller





















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to acquire such shares (excluding, however, all fees, commissions, transfer taxes and other similar costs incurred in connection with the Seller's purchase of such shares).

          1.2 Closing. (a) First Closing. The first closing of the sale and purchase under this Agreement (the "First Closing") will be held at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, simultaneously with the execution of this Agreement, or at such other time, date and place as may be mutually agreed upon by the Seller and the Purchaser. At the First Closing, Seller shall sell, and Purchaser shall purchase, 1,965,200 shares of Company Stock having a value of $52,364,325.
The Purchaser shall pay the purchase price with respect to such Company Stock by (i) paying to the Seller at the First Closing $1.00 per New Share, if any, by transfer of immediately available funds, and (ii) delivering to the Seller the Revolving Promissory Note for the balance of the purchase price in the form attached hereto as Exhibit 1 (the "Note").

     (b) Subsequent Closings. The parties understand that, from time to time following the First Closing, the Seller shall sell, and the Purchaser shall purchase, additional Company Stock (each closing of such subsequent transaction being referred to herein as a "Subsequent Closing"); provided, however, that the aggregate dollar amount of Company Stock purchased by the Purchaser after the First Closing shall not exceed $75,000,000 minus the sum of (i) the amount specified in Section 1.2(a) and (ii) the sum of all amounts paid for Company Stock in prior Subsequent Closings. The Seller shall give notice, as described below (the "Sale Notice"), and shall sell any Repurchased Shares or New Shares, to the Purchaser within five (5) business days after the date the Seller acquires any Repurchased Shares or the Seller determines to sell any New Shares to the Purchaser. The Sale Notice shall set forth (i) the number of Repurchased Shares and New Shares, if any, to be sold to, and purchased by, the Purchaser and (ii) the aggregate purchase price to be paid by the Purchaser for such shares as determined pursuant to Section 1.1 (a) and
(b) hereof (the "Subsequent Purchase Amount"). The Purchaser shall pay such Subsequent Purchase Amount by (i) paying to the Seller at the Subsequent Closing $1.00 per New Share, if any, by wire transfer of immediately available funds, and (ii) increasing (as of the date of such Subsequent Closing) the principal amount outstanding under the Note by an amount equal to the Subsequent Purchase Amount minus the amount paid pursuant to clause (i) of this sentence. All Subsequent Closings will be held at the offices of Willkie Farr & Gallagher, 153 East 53rd Street, New York, New York 10022, on the first business day following the date of each and every Sale Notice, or at such other time, date and place as may be mutually agreed upon by the Seller and the Purchaser. The Seller may defer the sale of Common Stock pursuant to this Section 1.2 if the Seller reasonably determines that there are sufficient legal, financial or accounting reasons for the Seller to defer the timing of such sale.

          1.3 Delivery of Shares. At the First Closing and each Subsequent Closing (hereinafter referred to as the "Closing" or "Closings"), the Seller will deliver to the Purchaser a certificate representing the Company Stock sold at such Closing, which certificate shall be registered in the name of the Trustee, or the name of its nominee. The Seller will pay all stamp and other transfer taxes, if any, that may be payable in respect of the sale and delivery of the Company Stock.

          1.4 Seller Records. Seller is hereby authorized to record the price owed by the Purchaser from time to time and all repayments of the principal of the Note on the schedule attached to the Note.

                                  ARTICLE II

          The Seller represents and warrants to the Purchaser as follows:

          2.1 Corporate Existence and Authority. The Seller (a) is a corporation duly organized, validly existing and in good standing under the laws of the Commonwealth of Pennsylvania, (b) has all requisite corporate power to execute, deliver and perform this Agreement and (c) has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement.

          2.2 No Conflict. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated hereby will not, violate, conflict with or constitute a default under (a) the Seller's certificate of incorporation or bylaws, which violation, conflict or default would have a material adverse effect on the Seller and its subsidiaries taken as a whole, (b) any agreement, indenture or other instrument to which the Seller is a party or by which the Seller or its assets may be bound or (c) to the best of its knowledge, any law, regulation, order, arbitration, award, judgment or decree applicable to the Seller.

          2.3 Validity. This Agreement has been duly executed and delivered by the Seller and is a valid and binding agreement of the Seller enforceable against the Seller in accordance with its terms, except as the enforceability thereof may be limited by
























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any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

          2.4 The Company Stock. The Company Stock has been duly authorized and, when sold as contemplated hereby, will be validly issued, fully-paid and non-assessable shares of the Seller. No stockholder of the Seller has any preemptive or other subscription right to acquire any shares of Common Stock. The Seller will convey to the Purchaser, on the date of Closing, good and valid title to the Company Stock free and clear of any liens, claims, security interests and encumbrances.

          2.5 Litigation. There are no actions, suits, proceedings, arbitrations or investigations pending or, to the Seller's best knowledge, threatened in any court or before any governmental agency or instrumentality or arbitration panel or otherwise against or by the Seller which seek to or could restrain, prohibit, rescind or declare unlawful, or result in substantial damages in respect of, this Agreement or the performance hereof by the Seller (including, without limitation, the delivery of the Company Stock).

          2.6 Business and Financial Information. Seller has heretofore delivered to the Purchaser copies of the audited consolidated balance sheets, statements of stockholders' equity, statements of income and statements of cash flows of Seller and its consolidated subsidiaries as of and for the fiscal years ended January 29, 1994, January 30, 1993 and February 1, 1992 (including the relating notes and schedules, the "Seller Financial Statements"). The Seller Financial Statements in all material respects fairly present the consolidated results of operations, changes in stockholders' equity and cash flows for the periods set forth therein and the consolidated financial position as at the dates thereof of Seller and its consolidated subsidiaries, in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as set forth in the notes thereto and subject, in the case of unaudited financial statements, to the omission of certain notes not ordinarily accompanying such unaudited financial statements and to normal year-end audit adjustments which in each case will not be material to Seller and its consolidated subsidiaries taken as a whole. Since January 1, 1992, Seller has filed with the Securities and Exchange Commission all forms, reports and documents required pursuant to the Securities Act of 1933, as amended (the "1933 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act") (collectively, the "Acts"), to be filed by it (the "Disclosure Documents"). At the

























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time filed, all of the Disclosure Documents complied as to form in all material respects with all applicable requirements of the Acts. None of the Disclosure Documents, at the time filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

                                  ARTICLE III

                REPRESENTATIONS AND WARRANTIES OF THE PURCHASER

          The Purchaser represents and warrants to the Seller as follows:

          3.1 Authority; Validity. The Purchaser has full power and authority under the Trust to execute and deliver this Agreement and the Note and to consummate the transactions contemplated hereby. This Agreement has been duly authorized, executed and delivered by the Trustee on behalf of the Trust and is a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity. The Note has been duly authorized by the trustee on behalf of the Trust and, upon execution and delivery by the Trustee on behalf of the Trust, the Note will be a valid and binding agreement of the Purchaser enforceable in accordance with its terms, except as the enforceability thereof may be limited by any applicable bankruptcy, insolvency, reorganization, moratorium, fraudulent conveyance or other laws affecting the enforcement of creditors' rights generally, and by general principles of equity.

          3.2 No Conflict. The execution and delivery of this Agreement do not, and the execution and delivery of the Note, and the consummation of the transactions contemplated hereby and thereby will not, violate, conflict with or constitute a default under (a) the terms of the Trust, (b) to the best of the Purchaser's knowledge any agreement, indenture or other instrument to which the Trust is a party or by which the Trust or its assets may be bound or subject or (c) to the best of the Purchaser's knowledge any law, regulation, order, arbitration award, judgment or decree applicable to the Trust.

          The Trustee represents that this Agreement has been duly authorized, executed and delivered by the Trustee on behalf

























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of the Trust and the Note has been duly authenticated by the Trustee on behalf of the Trust.

                                  ARTICLE IV

               RESTRICTIONS ON DISPOSITION OF THE COMPANY STOCK

          4.1 Restricted Securities. The Purchaser and the Company acknowledge that the Purchaser is acquiring the Company Stock pursuant to a transaction exempt from registration under the 1933 Act. The Purchaser represents, warrants and agrees that all Company Stock acquired by the Purchaser pursuant to this Agreement is being acquired for investment and not with a view to the resale or distribution thereof, or of making any sale or other disposition thereof which would be in violation of the 1933 Act or any applicable state securities law, and that the Purchaser will not dispose of any of the Company Stock, except in accordance with Article IV of the Trust Agreement and (i) that the Trustee will, from time to time upon instruction from the Company, convey to certain Plan Administrators or trustees of the Plans listed on Schedule A of the Trust Agreement or sell pursuant to an effective registration statement under the 1933 Act or an exemption therefrom, a portion of the Company Stock to satisfy the obligations of the Company or affiliates of the Company under such Plans, and (ii) upon termination of the Trust to the extent that the Trust then holds any Company Stock, in each case of clause (i) or (ii) above all in compliance with all provisions of applicable federal and state law regulating the issuance, sale and distribution of securities and then only in compliance with the Trust Agreement.

          4.2 Legend. Until such time as the Company Stock is registered pursuant to the provisions of the 1933 Act or may be sold without registration in accordance with Rule 144 under the 1933 Act or any other exemption from registration available thereunder, any certificate or certificates representing the Company Stock delivered pursuant to Section 1.3 will bear a legend in substantially the following form:

          "The shares represented by this certificate have not been registered under the Securities Act of 1933, as amended, and may not be sold, transferred or otherwise disposed of unless they have first been registered under such Act or unless an exemption from registration is available."

The Seller may place stop transfer orders against the registration or transfer of any shares evidenced by such a certificate or certificates until such time as the requirements of the foregoing are satisfied.

                                   ARTICLE V

                              COVENANTS OF SELLER

          The Seller agrees that:

          5.1 Compliance and Filings. The Seller will comply with all federal, state, local and foreign laws, regulations or orders, and all the rules of any stock exchange or similar entity which are applicable to it or to the conduct of its business, and, without limiting the generality of the foregoing, shall make such filings, distributions and disclosures as are required by the 1933 Act, the 1934 Act or any of the regulations, rules or orders promulgated thereunder, insofar as the failure to comply would materially and adversely affect the Company and its subsidiaries taken as a whole. The Seller will maintain complete and accurate books, records and accounts in accordance with the requirements of Section 13(b)(2) under the 1934 Act.

           5.2 Registration; Listing. After a written request by the Committee (as such term is defined in the Trust Agreement), the Seller will cause the Company Stock to be listed on the New York Stock Exchange, register under the 1933 Act such number of shares of Company Stock as the Committee may from time to time direct, prepare for filing at the Seller's expense a registration statement with the Securities and Exchange Commission sufficient to permit the public offering of such Company Stock in accordance with the terms of this Agreement, and the Seller will use its best efforts in all matters necessary or advisable to cause such registration statement to become effective as promptly as practicable and to remain effective for a reasonable period, all to the extent requisite to permit the sale or other disposition of such Company Stock. The Seller shall also use its best efforts to register or qualify the Company Stock so registered under the securities and blue sky laws of such jurisdictions within the United States as the Trustee may reasonably request pursuant to a written request of the Committee, provided, however, that the Seller shall not be required to (i) consent to general service of process for all purposes in any jurisdiction where it is not then qualified or
(ii) qualify generally or use efforts to cause itself to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not otherwise be required to qualify.

                                  ARTICLE VI

                             CONDITIONS TO CLOSING

           6.1 Conditions to Obligations of Purchaser. The obligation of the Purchaser to purchase the Company Stock is subject to the satisfaction of the following conditions on the date of each Closing:

           (a) If the purchase relates to the purchase of Company Stock at a Subsequent Closing, the Purchaser shall have received the Sale Notice described in Section 1.2(b) hereof;

           (b) If the purchase relates to New Shares, an amount no less than the cash portion of the purchase price shall have been, or caused to have been, contributed, loaned or otherwise transferred to the Purchaser by the Seller;

           (c) The representations and warranties of the Seller set forth in
     Article II hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Purchaser shall have been furnished with a certificate, dated the date of the Closing, to such effect, signed by an authorized officer of the Seller; and

           (d) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

           6.2 Conditions to Obligations of the Seller. The obligation of the Seller to issue, sell and deliver the Company Stock to the Purchaser is subject to the satisfaction of the following conditions on the date of Closing;

           (a) If the purchase relates to the purchase of Company Stock at a Subsequent Closing, the Seller shall have delivered to the Purchaser the Sale Notice described in Section 1.2(b) hereof;

           (b) The representations and warranties of the Purchaser set forth in Article III hereof shall be true and correct; and if the Closing shall occur on a date other than the date of this Agreement, the Seller shall have been furnished with a certificate dated the date of the Closing, to such effect, signed by an authorized officer of the Trustee; and

           (c) No order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.

           (d) All permits, approvals, authorizations and consents of third parties necessary for the consummation of the transactions herein shall have been obtained, and no order of any court or administrative agency shall be in effect which restrains or prohibits the transactions contemplated by this Agreement, and no suit, action or other proceeding by any governmental body or other person shall have been instituted which questions the validity or legality of the transactions contemplated by this Agreement.


                                  ARTICLE VII

                                 MISCELLANEOUS

           7.1 Expenses. The Seller shall pay all of its expenses, and it shall pay the Purchaser's expenses, in connection with the authorization, preparation, execution and performance of this Agreement, including, without limitation, the reasonable fees and expenses of the Trustee, its agents, representatives, counsel, financial advisors and consultants, which the Seller has previously approved.

           7.2 Survival of Seller's Representations and Warranties. All representations and warranties made by the Seller to the Purchaser in this Agreement shall survive the Closing.

           7.3 Notices. All notices, requests, or other communications required or permitted to be delivered hereunder shall be in writing, delivered by registered or certified mail, return receipt requested, telecopier or hand delivery as follows:

           (a) To the Seller:

               The Pep Boys - Manny, Moe & Jack
               3111 W. Allegheny Avenue
               Philadelphia, Pennsylvania 19132
                 Attn:  Michael J. Holden

               with a copy to:

               Willkie Farr & Gallagher
               One Citicorp Center
               153 East 53rd Street
               New York, New York 10022
                 Attn.:  Daniel D. Rubino, Esq.

           (b) To the Purchaser:

               First Fidelity Bank, National Association
               123 South Broad Street
               Philadelphia, PA  19109-1199
                 Attn:  Corporate Trust Administration

Any party hereto may from time to time, by written notice given as aforesaid, designate any other address to which notices, requests or other communications addressed to it shall be sent.

           7.4 Specific Performance. The parties hereto acknowledge that damages would be an inadequate remedy for any breach of the provisions of this Agreement and agree that the obligations of the parties hereunder shall be specifically enforceable, and neither party will take any action to impede the other from seeking to enforce such rights or specific performance.

           7.5 Successors and Assigns; Integration; Assignment. This Agreement shall be binding upon, inure to the benefit of and be enforceable by the parties hereto and their respective legal representatives, successors and assigns. This Agreement (a) constitutes, together with the Note, the Trust Agreement and any other written agreements between the Purchaser and the Seller executed and delivered on the date hereof, the entire agreement between the parties hereto and supersedes all other prior agreements and understandings, both written and oral, among the parties, with respect to the subject matter hereof, (b) shall not confer upon any person other than the parties hereto any rights or remedies hereunder and no other person may rely upon any representation of warranty contained herein and (c) shall not be assignable by operation of law or otherwise, except that the Trustee may assign all its rights hereunder to any corporation or other institution exercising trust powers in connection with any such institution assuming the duties of a trustee under the Trust.

           7.6 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

           7.7 Further Assurances. Subject to the terms and conditions herein provided, each of the parties hereto agrees to use all reasonable efforts to take, or cause to be taken, all actions and to do, or cause to be done, all things necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

           7.8 Amendment and Waiver. No amendment or waiver of any provision of this Agreement or consent to departure therefrom shall be effective unless in writing and signed by the Purchaser and the Seller.

           7.9 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if the signatures thereto were upon one instrument.

           7.10 Certain Limitations. The execution, delivery and performance by the Trustee of this Agreement have been, and will be, effected by the Trustee solely in its capacity as Trustee under the terms of the Trust and not in its individual or corporate capacity. Nothing in this Agreement shall be interpreted to increase, decrease or modify in any manner any liability of the Trustee to the Seller or to any trustee, representative or other claimant by right of the Seller resulting from the Trustee's performance of its duties under the constituent instruments of the Trust, and no personal or corporate liability shall be asserted or enforceable against the Trustee by reason of any of the covenants, statements or representations contained in this Agreement.

           7.11 Incorporation. The terms and conditions of the Trust Agreement relating to the nature of the responsibilities of the Trustee and the indemnification of the Trustee by the Seller are incorporated herein by reference and made applicable to this Agreement.

     IN WITNESS WHEREOF, the undersigned have duly executed this Agreement on the date and year first above written.

                            THE PEP BOYS - MANNY, MOE & JACK


                            By: /s/Bernard K. McElroy
                                Name:  Bernard K. McElroy
                                Title: Assistant Vice President - Finance


                            FIRST FIDELITY BANK, NATIONAL ASSOCIATION


                            By: /s/Alan G. Finn
                                Name:  Alan G. Finn
                                Title: Assistant Vice President